Exhibit 99.2

ECOtality  & Subs

UN-AUDITED PRO-FORMA FINANCIAL STATEMENTS

CONTENTS

For the year ended December 31, 2005

For the year ended December 31, 2006

For the nine months ended September 30, 2007

Notes to Pro-forma Financial Statements

Ecotality, Inc. and Subs

UNAUDITED PRO FORMA FINANCIAL INFORMATION

Un-audited Pro Forma Combined Balance Sheet

December 31, 2005

	Ecotality	The Clarity Group, Inc. and affilliate	Pro Forma Adjustments	Pro Forma Combined
Assets

Current assets:
Cash	$5,878	$76,226	$	$82,104
Accounts Receivable		427,685		427,685
Prepaid expenses & other assets		37,137		37,137
Inventory	2,453	66,004		68,457
Total current assets	8,331	607,052	—	615,383

Fixed assets
Gross Block	2,825	484,820		487,645
Accumulated Depreciation	(921)			(921)
Total Net Fixed Assets	1,904	484,820	—	486,724

Other Assets	—	60,620		60,620

Total Assets	$10,235	$1,152,492	$—	$1,162,727

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$	$403,694	$	$403,694
Line of credit	—	69,864		69,864
Bank overdraft		23,503		23,503
Income taxes payable	—	24,457		24,457
Due to stockholders	—	9,909		9,909
Customer deposits	—	45,000		45,000
Accrued Liabilities		30,982		30,982
Total current liabilities	—	607,409	—	607,409

Long Term Debt, less current maturities	—	—		—
Deferred Rent		—		—
Total Liabilities	—	607,409		607,409

Stockholders’ equity
Common Stock	64,059	510		64,569
Additional paid-in capital	26,853			26,853
Retained Earnings	(80,677)	544,573		463,896
Accumulated Foreign Currency Translation Adjustment				—
Total Stockholders’ Equity	10,235	545,083	—	555,318

Total Liabilities and Stockholders’ Equity	$10,235	$1,152,492	$—	$1,162,727

The accompanying notes are an integral part of these financial statements.

Ecotality, Inc. and Subs

UNAUDITED PRO FORMA FINANCIAL INFORMATION

Unaudited Pro Forma Combined Statement of Operations

for the year ended December 31, 2005

	Ecotality	The Clarity Group, Inc. and affilliate	Pro Forma Adjustments	Pro Forma Combined

Revenue	$851	$3,861,631	$	$3,862,482
Cost of Goods Sold	506	1,635,290		1,635,796
Gross Profit	345	2,226,341	—	2,226,686

Expenses:
Depreciation	788	164,191		164,979
Operating expenses		1,168,421		1,168,421
General and administrative expenses	14,941	530,883		545,824
Total expenses	15,729	1,863,495	—	1,879,224

Operating profit / (loss)	(15,384)	362,846	—	347,462

Other income:
Interest income		8,068		8,068
Gain on disposal of equipment	—	13,425		13,425
Total other income	—	21,493		21,493

Other expenses:
Interest expense		4,725		4,725
Total other (expenses)	—	4,725	—	4,725

Profit / (Loss) from operations before income taxes	(15,384)	379,614	—	364,230

Provision for income taxes	—	54,600	—	54,600

Net (loss)	(15,384)	325,014	—	309,630

Foreign Currency Adjustment	—	—	—	—

Comprehensive Income (Loss)	$(15,384)	$325,014	$—	309,630

Weighted average number of common shares outstanding	64,058,974	51,000	—	64,109,974

Net (loss) per share	$(0.00)	$6.37	$—	0.00

The accompanying notes are an integral part of these financial statements.

Ecotality, Inc. and Subs

UNAUDITED PRO FORMA FINANCIAL INFORMATION

Unaudited Pro Forma Combined Statement of Cash Flows

for the year ended December 31, 2005

	Ecotality	The Clarity Group, Inc. and affilliate	Pro Forma Adjustments	Pro Forma Combined
Cash flows from operating activities:
Net (loss)	$(15,383)	$325,014	$—	$309,631
Adjustments to reconcile net (loss) to net cash used in operating activities:
Amortization and depreciation	788	164,191		164,979
Gain on disposal of equipment		(13,425)		(13,425)
Changes in assets and liabilities:
Net assets and liabilities of discontinued operations Accounts receivable		(213,714)		(213,714)
Payments received from related party		18,960		18,960
Prepaid expenses		2,807		2,807
Inventories	(2,454)	(40,585)		(43,039)
Bank Overdraft		23,503		23,503
Accounts payable		285,510		285,510
Accrued liabilities		(7,683)		(7,683)
Accrued Taxes		24,457		24,457
Net cash (used in) operating activities	(17,049)	569,035	—	551,986

Cash flows from investing activities:
Proceeds from sale of investments		150,000		150,000
Purchase of fixed assets	(836)	(423,015)		(423,851)
Proceeds from disposal of property and equipment		17,711		17,711
Other assets		(25,381)		(25,381)
Net cash (used in) investing activities	(836)	(280,685)	—	(281,521)

Cash flows from financing activities:
Payments made to stockholders		(2,024)		(2,024)
Net advances from line of credit		19,864		19,864
Distributions to Stockholders		(400,000)		(400,000)
Net cash provided by financing activities	—	(382,160)	—	(382,160)

Net increase (decrease) in cash	(17,885)	(93,810)	—	(111,695)

Cash and cash equivalents - December 31, 2004	23,763	170,036	—	193,799

Cash and cash equivalents - December 31, 2005	$5,878	$76,226	$—	$82,104

The accompanying notes are an integral part of these financial statements.

Ecotality, Inc. and Subs

UNAUDITED PRO FORMA FINANCIAL INFORMATION

Un-audited Pro Forma Combined Balance Sheet

December 31, 2006

	Ecotality	The Clarity Group, Inc. and affilliate	Pro Forma Adjustments	Pro Forma Combined
Assets

Current assets:
Cash	$5,047,968	$230,090	$	$5,278,058
Certificate of Deposit	2,014,767	—		2,014,767
Accounts Receivable	—	1,011,571		1,011,571
Prepaid expenses & other assets	88,885	59,347		148,232
Inventory	—	121,076		121,076
Total current assets	7,151,620	1,422,084	—	8,573,704

Fixed assets
Gross Block	798,900			798,900
Accumulated Depreciation	(21,087)			(21,087)
Total Net Fixed Assets	777,813	935,910	—	1,713,723

Total Assets	$7,929,433	$2,357,994	$—	$10,287,427

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$594,075	$578,688	$	$1,172,763
Line of credit	—	96,547		96,547
Income taxes payable	—	233,812		233,812
Due to stockholders	—	58,193		58,193
Current maturities of long-term debt	—	7,276		7,276
Accrued Liabilities	12,404	14,286		26,690
Total current liabilities	606,479	988,802	—	1,595,281

Long Term Debt, less current maturities	—	29,038		29,038
Deferred Rent		19,557		19,557
Total Liabilities	606,479	1,037,397		1,643,876

Stockholders’ equity
Common Stock	113,000	510		113,510
Additional paid-in capital	21,788,399	—		21,788,399
Retained Earnings	(14,578,445)	1,320,087		(13,258,358)
Accumulated Foreign Currency Translation Adjustment	—			—
Total Stockholders’ Equity	7,322,954	1,320,597	—	8,643,551

Total Liabilities and Stockholders’ Equity	$7,929,433	$2,357,994	$—	$10,287,427

The accompanying notes are an integral part of these financial statements.

Ecotality, Inc. and Subs

UNAUDITED PRO FORMA FINANCIAL INFORMATION

Un-audited Pro Forma Combined Statement of Operations

for the year ended December 31, 2006

	Ecotality	The Clarity Group, Inc. and affilliate	Pro Forma Adjustments	Pro Forma Combined
Revenue	$—	$4,408,809	$	$4,408,809
Cost of Goods Sold	—	1,560,777		1,560,777
Gross Profit	—	2,848,032	—	2,848,032

Expenses:
Depreciation	20,166	295,838		316,004
Operating expenses	—	1,304,933		1,304,933
General and administrative expenses	4,725,035	447,903		5,172,938
Licenses and Permits	8,222,572	—		8,222,572
Research and development	1,088,104	—		1,088,104
Total expenses	14,055,877	2,048,674	—	16,104,551

Operating profit / (loss)	(14,055,877)	799,358	—	(13,256,519)

Other income:
Interest income	14,905	34,409		49,314
Gain on disposal of equipment	—	46,474
Tax Rebate	—	110,000
Other Income	—			—
Total other income	14,905	190,883	—	49,314

Other expenses:
Interest expense	456,796	3,727		460,523
Total other (expenses)	456,796	3,727	—	460,523

Profit / (Loss) from operations before income taxes	(14,497,768)	986,514	—	(13,667,728)

Provision for income taxes	—	211,000	—	211,000

Net (loss)	(14,497,768)	775,514	—	(13,456,728)

Foreign Currency Adjustment	—		—	—

Comprehensive Income (Loss)	$(14,497,768)	$775,514	$—	$(13,456,728)

Weighted average number of common shares outstanding	82,866,709	51,000	—	82,917,709

Net (loss) per share	$(0.18)	$15.21	$—	$(0.16)

The accompanying notes are an integral part of these financial statements.

Ecotality, Inc. and Subs

UNAUDITED PRO FORMA FINANCIAL INFORMATION

Unaudited Pro Forma Combined Statement of Cash Flows

for the year ended December 31, 2006

	Ecotality	The Clarity Group, Inc. and affilliate	Pro Forma Adjustments	Pro Forma Combined
Cash flows from operating activities:
Net (loss)	$(14,497,768)	$775,514	$—	$(13,722,254)
Adjustments to reconcile net (loss) to net cash used in operating activities:
Shares issued for executive compensation	2,475,006	—		2,475,006
Shares issued for licenses	8,217,391	—		8,217,391
Amortization and depreciation	20,166	295,838		316,004
Gain on disposal of equipment		(46,474)		(46,474)
Warrants issued with notes payable	382,656	—		382,656
Changes in assets and liabilities:
Net assets and liabilities of discontinued operations
Accounts receivable	—	(583,886)		(583,886)
Prepaid expenses	(88,885)	(19,404)		(108,289)
Inventories	2,453	(88,407)		(85,954)
Bank Overdraft	—	(23,503)		(23,503)
Taxes Receivable	—			—
Other Receivable	—			—
Accounts payable	594,075	174,994		769,069
Accrued wages payable /Payroll Liabilities	12,404	—		12,404
Accrued liabilities	—	(16,696)		(16,696)
Accrued Taxes	—	209,355		209,355
Customer deposits	—	(45,000)		(45,000)
Deferred rent	—	19,557		19,557
Net cash (used in) operating activities	(2,882,502)	651,888	—	(2,230,614)

Cash flows from investing activities:
Purchase of fixed assets	(796,075)	(723,019)		(1,519,094)
Proceeds from disposal of property and equipment	—	55,900		55,900
Purchase of certificate of deposit	(2,014,767)	—		(2,014,767)
Other assets	—	57,814		57,814
Net cash (used in) investing activities	(2,810,842)	(609,305)	—	(3,420,147)

Cash flows from financing activities:
Proceeds from notes payable	1,425,000	—		1,425,000
Repayment of notes payable	(1,425,000)	—		(1,425,000)
Issuance of common stock	10,735,434	—		10,735,434
Net advances from line of credit	—	26,683
Net proceeds from long term debt	—	36,314
Advances from Stockholders	—	48,284
Net cash provided by financing activities	10,735,434	111,281	—	10,846,715

Net increase (decrease) in cash	5,042,090	153,864	—	5,195,954

Effect of exchange rate changes on cash and cash equivalents	—		—	—

Cash and cash equivalents - December 31, 2005	5,878	76,226	—	82,104

Cash and cash equivalents - December 31, 2006	$5,047,968	$230,090	$—	$5,278,058

Ecotality, Inc. and Subs

UNAUDITED PRO FORMA FINANCIAL INFORMATION

Unaudited Pro Forma Combined Balance Sheet

September 30, 2007

	Ecotality	The Clarity Group, Inc. and affilliate	Pro Forma Adjustments	Pro Forma Combined
Assets

Current assets:
Cash	$212,041	$130,138		$342,179
Certificate of Deposit	1,565,678	—		1,565,678
Accounts Receivable	36,930	860,345		897,275
Prepaid expenses & other assets	658,828	78,706		737,534
Inventory	193,350	188,821		382,171
Total current assets	2,666,827	1,258,011	—	3,924,838

Fixed assets
Gross Block	1,455,408	764,993		2,220,401
Accumulated Depreciation	(166,069)			(166,069)
Total Net Fixed Assets	1,289,339	764,993	—	2,054,332

Other assets	—	149,888		149,888

Total Assets	$3,956,166	$2,172,892	$—	$6,129,058

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$527,463	$482,606	$	$1,010,069
Line of credit	—	—		—
Income taxes payable	—	261,812		261,812
Due to stockholders	—	10,168		10,168
Current maturities of long-term debt	—	—		—
Contingent liability - potential registration rights penalty	1,069,497	—		1,069,497
Accrued Liabilities	27,533	39,753		67,286
Total current liabilities	1,624,493	794,339	—	2,418,832

Long Term Debt, less current maturities	287,500	29,586		317,086
Deferred Rent	—			—
Total Liabilities	1,911,993	823,925		2,735,918

Stockholders’ equity
Common Stock	108,975	10,510		119,485
Additional paid-in capital	23,806,925	—		23,806,925
Unamortized stock issued for services	(444,983)			(444,983)
Retained Earnings	(21,426,744)	1,338,457		(20,088,287)
Accumulated Foreign Currency Translation Adjustment	—			—
Total Stockholders’ Equity	2,044,173	1,348,967	—	3,393,140

Total Liabilities and Stockholders’ Equity	$3,956,166	$2,172,892	$—	$6,129,058

The accompanying notes are an integral part of these financial statements.

Ecotality, Inc. and Subs

UNAUDITED PRO FORMA FINANCIAL INFORMATION

Un-audited Pro Forma Combined Statement of Operations

for the nine months ended September 30, 2007

	Ecotality	The Clarity Group, Inc. and affilliate	Pro Forma Adjustments	Pro Forma Combined
Revenue	$270,701	$2,963,181	$	$3,233,882
Cost of Goods Sold	193,683	1,777,527		1,971,210
Gross Profit	77,018	1,185,653	—	1,262,671

Expenses:
Depreciation	144,982	250,205		395,187
Operating expenses		319,143		319,143
General and administrative expenses	2,358,827	578,773		2,937,600
Licenses and Permits	1,739	—		1,739
Settlement expense	1,800,000			1,800,000
Impairment expense	429,402			429,402
Research and development	1,160,191	—		1,160,191
Total expenses	5,895,141	1,148,122	—	7,043,263

Operating profit / (loss)	(5,818,123)	37,532	—	(5,780,591)

Other income:
Interest income	51,824	2,189		54,013
Gain on disposal of equipment	—
Tax Rebate	—
Other Income	—	10,300		10,300
Total other income	51,824	12,490	—	64,314

Other expenses:
Interest expense	12,501	2,561		15,062
Accrued expense - potential registration rights penalty	1,069,497			1,069,497
Total other (expenses)	1,081,998	2,561	—	1,084,559

Profit / (Loss) from operations before income taxes	(6,848,297)	47,460	—	(6,800,837)

Provision for income taxes	—	24,000	—	24,000

Net (loss)	(6,848,297)	23,460	—	(6,824,837)

Foreign Currency Adjustment	—	—	—	—

Comprehensive Income (Loss)	$(6,848,297)	$23,460	$—	$(6,824,837)

Weighted average number of common shares outstanding	108,376,419	10,510	—	108,386,929

Net (loss) per share	$(0.06)	$2.23	$—	(0.06)

The accompanying notes are an integral part of these financial statements.

 Ecotality, Inc. and Subs

UNAUDITED PRO FORMA FINANCIAL INFORMATION

Un-audited Pro Forma Combined Statement of Cash Flows

for the nine months ended September 30, 2007

	Ecotality	The Clarity Group, Inc. and affilliate	Pro Forma Adjustments	Pro Forma Combined
Cash flows from operating activities:
Net (loss)	$(6,848,298)	$23,460	$—	$(6,824,838)
Adjustments to reconcile net (loss) to net cash used in operating activities:
Shares issued for executive compensation	75,000			75,000
Shares issued for services	105,417			105,417
Shares issued for settlement	1,200,000			1,200,000
Shares accrued for registration penalty	1,069,497			1,069,497
Amortization and depreciation	144,982	250,205		395,187
Changes in assets and liabilities:
Net assets and liabilities of discontinued operations
Accounts receivable	(13,087)	194,500		181,413
Prepaid expenses	(569,943)	(58,694)		(628,637)
Inventories	(13,575)	(67,745)		(81,320)
Accounts payable	248,388	80,740		329,128
Accrued wages payable /Payroll Liabilities	15,229			15,229
Accrued liabilities		(348,081)		(348,081)
Accrued Taxes		24,000		24,000
Net cash (used in) operating activities	(4,586,390)	98,384	—	(4,488,006)

Cash flows from investing activities:
Purchase of fixed assets	(647,908)	(108,204)		(756,112)
Investment in subsidiaries	(745,000)			(745,000)
Other assets / Impairment/Sales of assets	406,782	19,154		425,936
Net cash (used in) investing activities	(986,126)	(89,050)	—	(1,075,176)

Cash flows from financing activities:
Proceeds from notes payable	287,500			287,500
Payments on line of credit		(96,503)		(96,503)
Payments on long-term debt		(6,772)		(6,772)
Payments made to Stockholders		(10,000)		(10,000)
Net cash provided by financing activities	287,500	(113,275)	—	174,225

Net increase (decrease) in cash	(5,285,016)	(103,942)	—	(5,388,958)

Cash and cash equivalents - December 31, 2006	7,062,735	234,080	—	7,296,815

Cash and cash equivalents - September 30, 2007	$1,777,719	$130,138	$—	$1,907,857

Notes to Pro Forma Financial Statements

ECOtality and Subidiaries

On November 6, 2007 the company signed an agreement to acquire entire outstanding stocks of the Clarity Group, Inc and affiliate Electric Transportation Engineering Corporation (eTec) through a stock purchase agreement.

1.1   Acquired Assets and liabilities.  The acquired Assets included all of Seller’s current assets. They included Accounts Receivable, tangible property, equipment, inventories, tenant improvements (regardless of whether they are accounted for as an asset on the books of Seller, or of a landlord or other third party), vendor and customer lists, goodwill, software, intellectual property, prepaid expenses and deposits, Assigned Contracts, Assigned Personal Property Leases, books and records, domain name, names, e-mail addresses, telephone and facsimile numbers, and all licenses and permits to the extent transferable to Buyer. The assumed liabilities included trade accounts payable and other accrued liabilities.

1.2  Employees.  The company offered employment to each employee of Seller who is principally employed in Seller’s Business. All transferred employees from the seller are employees at will, and are subject to the Registrant’s employment policies. Except for the Assumed Liabilities, the seller retained all liabilities with respect to any and all Seller Employees who are not Transferring Employees.

1.3  Pro-forma Financials: The pro-forma financials included in this filing, have been prepared from the financial statements finalized for the year ended December 31, 2005, December 31, 2006 for both Ecotality and the Clarity Group Inc. & affiliate. The pro-forma financials for the nine months ended September 30, 2007 have been prepared from the financial statements of Ecotality and un-audited financials of the Clarity Group Inc. & affiliate.